INTERCAPITAL INSURED MUNICIPAL TRUST          Two World Trade Center, New York,
                                              New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured Municipal Trust (IMT) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.



                            BOND YIELDS 1994-1997

                                                    Insured Municipal Revenue
            30-Year U.S.      30-Year Insured         Yields as a Percentage
           Treasury Yields  Municipal Revenue Yields  of U.S. Treasury Yields
Dec '93         6.34                 5.4                   85.17%
                6.24                 5.4                   86.54%
                6.66                 5.8                   87.09%
                7.09                 6.4                   90.27%
                7.32                 6.35                  86.75%
                7.43                 6.25                  84.12%
Jun '94         7.61                 6.5                   85.41%
                7.39                 6.25                  84.57%
                7.45                 6.3                   84.56%
                7.81                 6.55                  83.87%
                7.96                 6.75                  84.80%
                8                    7                     87.50%
Dec '94         7.88                 6.75                  85.66%
                7.7                  6.4                   83.12%
                7.44                 6.15                  82.66%
                7.43                 6.15                  82.77%
                7.34                 6.2                   84.47%
                6.66                 5.8                   87.09%
Jun '95         6.62                 6.1                   92.15%
                6.86                 6.1                   88.92%
                6.66                 6                     90.08%
                6.48                 5.95                  91.82%
                6.33                 5.75                  90.84%
                6.14                 5.5                   89.56%
Dec '95         5.94                 5.35                  90.07%
                6.03                 5.4                   89.55%
                6.46                 5.8                   86.69%
                6.66                 5.85                  87.84%
                6.89                 5.95                  86.36%
                6.99                 6.05                  86.55%
Jun '96         6.89                 5.9                   85.63%
                6.97                 5.85                  83.93%
                7.11                 5.9                   82.98%
                6.93                 5.7                   82.25%
                6.64                 5.65                  85.09%
                6.35                 5.5                   86.61%
Dec '96         6.63                 5.6                   84.46%
                6.79                 5.7                   83.95%
                6.8                  5.65                  83.08%
                7.1                  5.9                   83.10%
                6.94                 5.75                  82.85%
                6.91                 5.65                  81.77%
Jun '97         6.78                 5.6                   82.60%
                6.3                  5.3                   84.00%
                6.61                 5.5                   83.00%
                6.4                  5.4                   84.40%
Oct '97         6.15                 5.35                  86.90%


Source: Municipal Market Data

INTERCAPITAL INSURED MUNICIPAL TRUST

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value (NAV) improved from $15.80 to $15.96. Based on this NAV change plus reinvestment of tax-free dividends of $0.99 per share and taxable capital gains distributions of $0.05 per share, the Trust's total NAV return was 8.11 percent. IMT's market price on the New York Stock Exchange moved from $15.00 to $15.25 per share. Based on this change in market price plus reinvestment of dividends and distributions, the Trust's total market return was 8.80 percent. On October 31, 1997, the IMT traded at a 4 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 were declared in September. Over the past 12 months the level of undistributed net investment income declined from $0.080 to $0.062 per share. Beginning with the October 1997 payment, the monthly dividend was reduced from $0.0825 to $0.080 per share to more closely reflect the Trust's anticipated income.

INTERCAPITAL INSURED MUNICIPAL TRUST

LARGEST SECTORS AS OF OCTOBER 31, 1997
(% of NET ASSETS)


REFUNDED                35%
IDR/PCR*                15%
HOSPITAL                14%
WATER & SEWER            7%
MORTGAGE                 6%
ALL OTHERS              23%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)


MBIA                    35%
AMBAC                   26%
FGIC                    25%
FSA                      8%
GNMA                     6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



CALL STRUCTURE AS OF OCTOBER 31, 1997                       WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                       CALL PROTECTION: 5 YEARS
PERCENT CALLABLE


2001                    26%
2002                    65%
2003                     0%
2004                     0%
2005                     2%
2006                     4%
2007                     0%
2008                     0%
2009+                    3%

YEARS BONDS CALLABLE

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO STRUCTURE

IMT remained fully invested in long-term municipal bonds during the period. Investments were diversified among 12 long-term sectors and 52 credits. The Trust's weighted average maturity was 16 years. The distribution of call dates in the portfolio produced 5 years of weighted average call protection. To assure the timely payment of principal and interest, each portion in the portfolio was backed by triple "A" rated bond insurance or U.S. government-guaranteed securities.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.13 per share to common share earnings. Weekly ARPS yields ranged between 3.25 and 5.00 percent during the period. Two ARPS series totaling $130 million and representing 27 percent of net assets were outstanding.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL INSURED MUNICIPAL TRUST

We appreciate your ongoing support of InterCapital Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO

Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL TRUST

RESULTS OF MEETINGS (unaudited)

                             *         *         *

On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

         Wayne E. Hedien
         For................................................................  17,426,057
         Withheld...........................................................     478,186

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For................................................................  16,789,020
         Against............................................................     254,930
         Abstain............................................................     860,293

On October 24, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

         Wayne E. Hedien
         For...............................................................  17,345,320
         Withheld..........................................................     462,141

         Dr. Manuel H. Johnson
         For...............................................................  17,348,020
         Withheld..........................................................     459,441

         John L. Schroeder
         For...............................................................  17,353,216
         Withheld..........................................................     454,245

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
  E. Nugent and Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

         For................................................................  17,203,950
         Against............................................................     137,525
         Abstain............................................................     465,986

INTERCAPITAL INSURED MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS October 31, 1997

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.9%)
              General Obligation (4.1%)
$  8,000      Chicago, Illinois, Refg Ser 1992 (AMBAC)................................     6.25%     01/01/11     $  8,922,640
   6,000      Louisiana, Ser 1992 A (AMBAC)...........................................     6.50      05/01/08        6,618,360
   4,000      Clark County, Nevada, Transportation Impr Ltd Tax Ser 06/01/92 B
               (AMBAC)................................................................     6.50      06/01/17        4,647,360
--------                                                                                                          ------------
  18,000                                                                                                            20,188,360
--------                                                                                                          ------------

              Educational Facilities Revenue (4.1%)
              Massachusetts Health & Educational Facilities Authority,
  15,000      Northeastern University Ser E (MBIA)....................................     6.55      10/01/22       16,534,200
   3,000      Stonehill College Ser E (MBIA)..........................................     6.60      07/01/20        3,301,710
--------                                                                                                          ------------
  18,000                                                                                                            19,835,910
--------                                                                                                          ------------

              Electric Revenue (3.0%)
  10,000      Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC)...     6.25      01/01/18       10,674,900
   3,770      Lower Colorado River Authority, Texas, Jr Lien Refg Ser 1992 (AMBAC)....     6.00      01/01/17        3,905,607
--------                                                                                                          ------------
  13,770                                                                                                            14,580,507
--------                                                                                                          ------------

              Hospital Revenue (13.9%)
   5,000      Brevard County Health Facilities Authority, Florida, Wuesthoff Memorial
               Hospital Ser 1992 A (MBIA).............................................     6.625     04/01/13        5,477,900
   8,955      Illinois Health Facilities Authority, Southern Illinois Hospital
               Services Ser 1991 (MBIA)...............................................     6.625     03/01/20        9,743,667
   3,700      Massachusetts Health & Educational Facilities Authority, McLean Hospital
               Ser C (FGIC)...........................................................     6.625     07/01/15        4,051,352
   5,000      Farmington Hills Hospital Finance Authority, Michigan, Botsford General
               Hospital Ser 1992 A (MBIA).............................................     6.50      02/15/22        5,423,350
  15,000      Amarillo Health Facilities Corporation, Texas, High Plains Baptist
               Hospital Ser 1992 A & B (FSA)..........................................     6.562     01/01/22       16,247,400
              Wisconsin Health & Educational Facilities Authority,
  15,000      Children's Hospital Inc Ser 1992 B (FGIC)...............................     6.50      08/15/21       16,337,400
  10,000      Wausau Hospital Inc Ser 1991 B (AMBAC)..................................     6.70      08/15/20       10,776,800
--------                                                                                                          ------------
  62,655                                                                                                            68,057,869
--------                                                                                                          ------------

              Industrial Development/Pollution Control Revenue (15.1%)
   6,000      Delaware Economic Development Authority, Delmarva Power & Light Co Ser
               1992 A (AMT) (AMBAC)...................................................     6.85      05/01/22        6,558,840
   5,000      Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg Ser D (Secondary
               FGIC)..................................................................     7.00      04/01/15        5,520,250
  20,000      Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)............     7.00      06/01/31       21,845,400
   7,500      Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser 1987
               (AMBAC)................................................................     6.55      10/01/13        8,195,925
   5,000      New York State Energy Research & Development Authority, Brooklyn Union
               Gas Co 1996 Ser (MBIA).................................................     5.50      01/01/21        5,034,450

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
$  7,000      Montgomery County Industrial Development Authority, Pennsylvania,
               Philadelphia Electric Co Refg 1991 Ser B (MBIA)........................     6.70%     12/01/21     $  7,646,520
              Brazos River Authority, Texas,
   7,500      Houston Lighting & Power Co 1992 A (AMBAC)..............................     6.70      03/01/17        8,197,725
  10,000      Texas Utilities Electric Co Collateralized Ser 1992 A (AMT) (AMBAC).....     6.75      04/01/22       10,879,400
--------                                                                                                          ------------
  68,000                                                                                                            73,878,510
--------                                                                                                          ------------

              Mortgage Revenue - Single Family (6.1%)
   3,000      Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA)......     5.875     12/01/24        3,062,730
  17,000      Nebraska Investment Finance Authority, GNMA-Backed 1992 Ser A & B
               (AMT)..................................................................     6.70      09/15/24       17,884,170
   8,100      Ohio Housing Finance Agency, GNMA-Backed Ser A 1 & 2 (AMT)..............     6.903     03/01/31        8,580,573
--------                                                                                                          ------------
  28,100                                                                                                            29,527,473
--------                                                                                                          ------------

              Nursing & Health Related Facilities Revenue (0.8%)
   3,495      New York State Medical Care Facilities Finance Agency, Mental Health
--------       1992 Ser A (FGIC)......................................................     6.375     08/15/17        3,778,374
                                                                                                                  ------------

              Public Facilities Revenue (4.5%)
  20,000      Hudson County, New Jersey, Correctional Refg Ser 1992 COPs (MBIA).......     6.60      12/01/21       21,818,000
--------                                                                                                          ------------

              Resource Recovery Revenue (2.0%)
   9,000      Detroit Economic Development Corporation, Michigan, Ser 1991 A (AMT)
--------       (FSA)..................................................................     6.875     05/01/09        9,765,810
                                                                                                                  ------------

              Transportation Facilities Revenue (2.7%)
   5,000      Greater Orlando Aviation Authority, Florida, Ser 1992 A (AMT) (FGIC)....     6.50      10/01/12        5,438,100
   5,000      Hillsborough County Port District, Florida, Tampa Port Authority Refg
               Ser 1995 (AMT) (FSA)...................................................     5.75      06/01/13        5,197,600
   2,500      Hawaii, Airports Second Lien Ser 1991 (AMT) (MBIA)......................     6.75      07/01/21        2,700,425
--------                                                                                                          ------------
  12,500                                                                                                            13,336,125
--------                                                                                                          ------------

              Water & Sewer Revenue (6.7%)
   7,790      Kenton County Water District #1, Kentucky, Refg Ser 1992 (FGIC).........     6.375     02/01/17        8,526,155
   3,000      Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)....................     6.375     07/01/22        3,246,930
   4,950      Cleveland, Ohio, Waterworks Ser F 1992 B (AMBAC)........................     6.50      01/01/11        5,400,252
  10,000      Grand Strand Water & Sewer Authority, South Carolina, Refg Ser 1992
               (MBIA).................................................................     6.00      06/01/19       10,388,000
   5,000      North Charleston Sewer District, South Carolina, Refg Ser 1992 A
               (MBIA).................................................................     6.00      07/01/18        5,199,100
--------                                                                                                          ------------
  30,740                                                                                                            32,760,437
--------                                                                                                          ------------

              Refunded (34.9%)
  15,000      Delaware Health Facilities Authority, Medical Center of Delaware Ser
               1992 (MBIA) (ETM)......................................................     6.25      10/01/06       16,909,950
   5,000      Jacksonville Health Facilities Authority, Florida, Memorial Regional
               Rehabilitation Center Ser 1992 (MBIA)..................................     6.625     05/01/02++      5,562,350
  10,000      Orange County, Florida, Tourist Development Tax Ser 1992 B (AMBAC)......     6.00      10/01/02++     10,787,100
  10,000      Reedy Creek Improvement District, Florida, Utilities Ser 1991-1
               (MBIA).................................................................     6.50      10/01/01++     10,933,800

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON     MATURITY
THOUSANDS                                                                                  RATE        DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
$  5,000      Fulton-De Kalb Hospital Authority, Georgia, Grady Memorial Hospital Ser
               1991 (AMBAC)...........................................................     6.90%     01/01/01++   $  5,482,100
  15,000      Cook County, Illinois, Ser 1992 A (MBIA)................................     6.60      11/15/02++     16,818,900
   9,300      New Orleans, Louisiana, Issue of 1992 (FGIC)............................     7.50      09/01/02++     10,602,930
   5,000      Chippewa Valley Schools, Michigan, 1992 (FGIC)..........................     6.375     05/01/01++      5,418,800
   7,000      Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)....................     6.375     07/01/02++      7,743,540
   6,000      Detroit City School District, Michigan, Ser 1991 (Secondary AMBAC)......     7.10      05/01/01++      6,668,820
   6,400      Bergen County Utilities Authority, New Jersey, 1992 Water Pollution Ser
               A (FGIC)...............................................................     6.50      06/15/02++      7,103,552
  15,000      Harrisburg Authority, Pennsylvania, Water Ser of 1992 (FGIC)............     6.50      08/15/02++     16,440,450
  15,000      South Carolina Public Service Authority, 1991 Ser D (AMBAC).............     6.50      07/01/02++     16,653,750
   5,000      Chattanooga-Hamilton County Hospital Authority, Tennessee, Erlanger
               Medical Center 1991 Ser A (FSA)........................................     6.854     05/15/01++      5,526,400
  10,000      Harris County, Texas, Sr Lien Toll Road Refg Ser 1992 A (AMBAC).........     6.50      08/15/02++     11,123,800
  15,000      Metropolitan Seattle, Washington, Sewer Ser U (FGIC)....................     6.60      01/01/01++     16,337,700
--------                                                                                                          ------------
 153,700                                                                                                           170,113,942
--------                                                                                                          ------------
 437,960      TOTAL MUNICIPAL BONDS (Identified Cost $432,573,629)...........................................      477,641,317
--------                                                                                                          ------------
              SHORT-TERM MUNICIPAL OBLIGATIONS (0.5%)
     500      St Charles Parish, Louisiana, Shell Oil Co Ser 1995 (Demand 11/03/97)...     4.00*     10/01/25          500,000
   1,900      Wisconsin Health & Educational Facilities Authority, Wheaton Franciscan
--------       Services Ser 1997 (Demand 11/03/97)....................................     3.60*     08/15/16        1,900,000
                                                                                                                  ------------
   2,400      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $2,400,000)............................        2,400,000
--------                                                                                                          ------------

$440,360      TOTAL INVESTMENTS (Identified Cost $434,973,629)(a)...................................    98.4%
========                                                                                                           480,041,317

              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    1.6        7,844,700
                                                                                                         ----     ------------

              NET ASSETS.............................................................................  100.0%     $487,886,017
                                                                                                                  ============
                                                                                                         ====

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
     ETM      Escrowed To Maturity.
      ++      Prerefunded to call date shown.
      *       Current coupon of variable rate demand obligation.
     (a)      The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $45,067,688.

Bond Insurance:
---------------
    AMBAC     AMBAC Indemnity Corporation.
     FGIC     Financial Guaranty Insurance Company.
     FSA      Financial Security Assurance Inc.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1997

Alaska...................  0.6%
Delaware.................  4.8
Florida..................  8.9
Georgia..................  1.1
Hawaii...................  0.6
Illinois.................  7.3
Indiana..................  1.1
Kansas...................  4.5
Kentucky.................  1.8
Louisiana................  3.6%
Massachusetts............  4.9
Michigan.................  7.8
Nebraska.................  3.7
Nevada...................  2.6
New Jersey...............  5.9
New York.................  1.8
Ohio.....................  2.9
Pennsylvania.............  4.9
South Carolina...........  8.8%
Tennessee................  1.1
Texas.................... 10.3
Washington...............  3.4
Wisconsin................  6.0
                          ----

Total.................... 98.4%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997
ASSETS:
Investments in securities, at value
 (identified cost $434,973,629).......................................    $480,041,317
Cash..................................................................         546,748
Interest receivable...................................................       7,646,511
Prepaid expenses......................................................          52,549
                                                                          ------------

    TOTAL ASSETS......................................................     488,287,125
                                                                          ------------

LIABILITIES:
Payable for:
    Investment management fee.........................................         163,713
    Dividends to preferred shareholders...............................         130,552
Accrued expenses......................................................         106,843
                                                                          ------------

    TOTAL LIABILITIES.................................................         401,108
                                                                          ------------

    NET ASSETS........................................................    $487,886,017
                                                                          ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 2,600 shares outstanding).......    $130,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 22,419,213 shares outstanding).......................     311,434,961
Net unrealized appreciation...........................................      45,067,688
Accumulated undistributed net investment income.......................       1,383,368
                                                                          ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................     357,886,017
                                                                          ------------

    TOTAL NET ASSETS..................................................    $487,886,017
                                                                          ============

NET ASSET VALUE PER COMMON SHARE
 ($357,886,017 divided by 22,419,213 common shares outstanding).......          $15.96
                                                                                ======

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF OPERATIONS
For the year ended October 31, 1997
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $28,920,725
                                                                           -----------

EXPENSES
Investment management fee..............................................      1,696,882
Auction commission fees................................................        373,667
Professional fees......................................................        109,405
Transfer agent fees and expenses.......................................         91,032
Shareholder reports and notices........................................         42,794
Registration fees......................................................         32,547
Custodian fees.........................................................         19,723
Trustees' fees and expenses............................................         18,222
Auction agent fees.....................................................         16,552
Organizational expenses................................................          5,065
Other..................................................................         26,364
                                                                           -----------

    TOTAL EXPENSES.....................................................      2,432,253

Less: expense offset...................................................        (19,624)
                                                                           -----------

    NET EXPENSES.......................................................      2,412,629
                                                                           -----------

    NET INVESTMENT INCOME..............................................     26,508,096
                                                                           -----------

NET CHANGE IN UNREALIZED APPRECIATION..................................      5,274,961
                                                                           -----------

NET INCREASE...........................................................    $31,783,057
                                                                           ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE YEAR         FOR THE YEAR
                                                              ENDED                ENDED
                                                         OCTOBER 31, 1997     OCTOBER 31, 1996

----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................      $ 26,508,096         $ 26,750,917
Net realized gain....................................          --                  1,233,119
Net change in unrealized appreciation................         5,274,961               35,232
                                                            -----------          -----------

    NET INCREASE.....................................        31,783,057           28,019,268
                                                            -----------          -----------
Dividends to preferred shareholders from net
 investment income...................................        (4,757,694)          (4,790,363)
                                                            -----------          -----------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................       (22,161,286)         (23,043,084)
Net realized gain....................................        (1,233,114)          (1,805,535)
                                                            -----------          -----------

    TOTAL............................................       (23,394,400)         (24,848,619)
                                                            -----------          -----------

Decrease from transactions in common shares of
 beneficial interest:................................        (1,594,423)          (2,647,217)
                                                            -----------          -----------

    NET INCREASE (DECREASE)..........................         2,036,540           (4,266,931)

NET ASSETS:
Beginning of period..................................       485,849,477          490,116,408
                                                            -----------          -----------
    END OF PERIOD
    (Including undistributed net investment income of
    $1,383,368 and $1,794,252, respectively).........      $487,886,017         $485,849,477
                                                            ===========          ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL INSURED MUNICIPAL TRUST
investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $76,000, which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of February 27, 1997.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $2,250,000.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $3,100.

INTERCAPITAL INSURED MUNICIPAL TRUST

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,475. At October 31, 1997, the Trust had an accrued pension liability of $35,181 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                       AMOUNT IN                  RESET           RANGE OF
SERIES     SHARES*     THOUSANDS*     RATE*       DATE        DIVIDEND RATES**
------     -------     ----------     -----     ---------    ------------------
 TU           800       $ 40,000      3.61%     01/07/98       3.61% - 3.625%
 TH         1,800         90,000      3.50      11/07/97        3.25  - 5.00

---------------------
 * As of October 31, 1997.
** For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997 the Trust paid dividends to Series TU and TH at rates ranging from 3.45% to 3.85% in the aggregate amount of $418,000.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

INTERCAPITAL INSURED MUNICIPAL TRUST

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, October 31, 1995.......................................................    22,702,213     $227,022      $315,449,579
Treasury shares purchased and retired (weighted average discount 5.45%)*........      (176,400)      (1,764)       (2,645,453)
                                                                                    ----------     --------      ------------
Balance, October 31, 1996.......................................................    22,525,813      225,258       312,804,126
Treasury shares purchased and retired (weighted average discount 5.03%)*........      (106,600)      (1,066)       (1,593,357)
                                                                                    ----------     --------      ------------
Balance, October 31, 1997.......................................................    22,419,213     $224,192      $311,210,769
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

  AMOUNT           RECORD               PAYABLE
PER SHARE           DATE                  DATE
----------    -----------------    ------------------
  $0.08       November 7, 1997     November 21, 1997
  $0.08       December 5, 1997     December 19, 1997

INTERCAPITAL INSURED MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE YEAR ENDED OCTOBER 31*
                                                                -----------------------------------------------------------------
                                                                 1997           1996           1995           1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $  15.80       $  15.86       $  14.27       $  16.95     $  14.25
                                                                 ------         ------         ------         ------       ------
Net investment income......................................        1.18           1.27           1.21           1.33         1.35
Net realized and unrealized gain (loss)....................        0.23          (0.02)          1.65          (2.67)        2.69
                                                                 ------         ------         ------         ------       ------
Total from investment operations...........................        1.41           1.25           2.86          (1.34)        4.04
                                                                 ------         ------         ------         ------       ------
Less dividends and distributions from:
   Net investment income...................................       (0.99)         (1.02)         (1.02)         (1.12)       (1.12)
   Common share equivalent of dividends paid to preferred
    shareholders...........................................       (0.21)         (0.21)         (0.23)         (0.22)       (0.22)
   Net realized gain.......................................       (0.05)         (0.08)         (0.02)            --           --
                                                                 ------         ------         ------         ------       ------
Total dividends and distributions..........................       (1.25)         (1.31)         (1.27)         (1.34)       (1.34)
                                                                 ------         ------         ------         ------       ------
Net asset value, end of period.............................    $  15.96       $  15.80       $  15.86       $  14.27     $  16.95
                                                                 ======         ======         ======         ======       ======
Market value, end of period................................    $  15.25       $  15.00       $ 14.625       $ 12.625     $  16.75
                                                                 ======         ======         ======         ======       ======
TOTAL INVESTMENT RETURN+...................................        8.80%         10.31%         24.59%        (18.84)%      17.73%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses.............................................        0.69%(1)       0.70%(1)       0.72%(1)       0.77%        0.80%
Net investment income before preferred stock dividends.....        7.50%          7.54%          7.88%          8.45%        8.52%
Preferred stock dividends..................................        1.35%          1.35%          1.50%          1.38%        1.40%
Net investment income available to common shareholders.....        6.15%          6.19%          6.38%          7.07%        7.12%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....................    $487,886       $485,849       $490,116       $491,360     $578,506
Asset coverage on preferred shares at end of period........         375%           373%           377%           307%         321%
Portfolio turnover rate....................................          --              1%             3%             6%           1%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Trust (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1997


                      1997 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1997, the Trust paid the following per share amounts from tax-exempt income: $0.99 to the common shareholders, $1,762 to Series TU preferred shareholders and $1,771 to Series TH preferred shareholders. For the year ended October 31, 1997, the Trust paid the following per share amounts from long-term capital gains:
         $0.04 to the common shareholders, $81 to Series TU preferred shareholders and $81 to Series TH preferred shareholders.

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
---------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
---------------------------------------------
Price Waterhouse, LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
---------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
INSURED
MUNICIPAL
TRUST

Annual Report
October 31, 1997